Exhibit 99.2

ECOTALITY, INC. AND SUBS.

UNAUDITED PRO FORMA FINANCIAL

INFORMATION

•                  For the year ended December 31, 2006

•                  For nine months ended September 30, 2007

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Balance Sheet

December 31, 2006

	Ecotality	Edison Minit-Charger	Pro Forma Adjustments	Pro Forma Combined
Assets

Current assets:
Cash	$5,047,968	$497,775	$	$5,545,743
Certificate of Deposit	2,014,767	—		2,014,767
Accounts Receivable	—	956,424		956,424
Taxes Receivable	—	35,530		35,530
Prepaid expenses & other assets	88,885	68,896		157,781
Inventory	—	1,736,850		1,736,850
Total current assets	7,151,620	3,295,475	—	10,447,095

Fixed assets
Gross Block	798,900	667,077		1,465,977
Accumulated Depreciation	(21,087)	(405,910)		(426,997)
Total Net Fixed Assets	777,813	261,167	—	1,038,980

Total Assets	$7,929,433	$3,556,642	$—	$11,486,075

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$594,075	$543,060	$	$1,137,135
Accrued Liabilities	12,404	493,780		506,184
Total current liabilities	606,479	1,036,840	—	1,643,319

Stockholders’ equity
Common Stock	113,000	—		113,000
Additional paid-in capital	21,788,399	5,913,769		27,702,168
Retained Earnings	(14,578,445)	(3,353,258)		(17,931,703)
Accumulated Foreign Currency Translation Adjustment	—	(40,709)		(40,709)
Total Stockholders’ Equity	7,322,954	2,519,802	—	9,842,756

Total Liabilities and Stockholders’ Equity	$7,929,433	$3,556,642	$—	$11,486,075

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Statement of Operations

for the year ended December 31, 2006

	Ecotality	Edison Minit-Charger	Pro Forma Adjustments	Pro Forma Combined

Revenue	$—	$3,199,117	$	$3,199,117
Cost of Goods Sold	—	1,855,717		1,855,717
Gross Profit	—	1,343,400	—	1,343,400

Expenses:
Depreciation	20,166	106,167		126,333
General and administrative expenses	4,725,035	3,440,860		8,165,895
Licenses and Permits	8,222,572	—		8,222,572
Research and development	1,088,104	—		1,088,104
Total expenses	14,055,877	3,547,027	—	17,602,904

Operating profit / (loss)	(14,055,877)	(2,203,627)	—	(16,259,504)

Other income:
Interest income	14,905	111,882		126,787
Other Income	—	19,451		19,451
Total other income	14,905	131,333	—	146,238

Other expenses:
Interest expense	456,796	—		456,796
Total other (expenses)	456,796	—	—	456,796

Profit / (Loss) from operations before income taxes	(14,497,768)	(2,072,294)	—	(16,570,062)

Provision for income taxes	—	—	—	—

Net (loss)	(14,497,768)	(2,072,294)	—	(16,570,062)

Foreign Currency Adjustment	—	(57,099)	—	(57,099)

Comprehensive (Loss)	$(14,497,768)	$(2,129,394)	$—	$(16,627,162)

Weighted average number of common shares outstanding	82,866,709	*	—	82,866,709

Net (loss) per share	$(0.18)	$ *	$—	$(0.20)

*  Edison Minit-Charger had no outstanding stock at December 31, 2006

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Statement of Cash Flows

for the year ended December 31, 2006

	Ecotality	Edison Minit- Charger	Pro Forma Adjustments	Pro Forma Combined
Cash flows from operating activities:
Net (loss)	$(14,497,768)	$(2,072,294)	$—	$(16,570,062)
Adjustments to reconcile net (loss) to net cash used in operating activities:
Shares issued for executive compensation	2,475,006	—		2,475,006
Shares issued for licenses	8,217,391	—		8,217,391
Amortization and depreciation	20,166	106,167		126,333
Warrants issued with notes payable	382,656	—		382,656
Changes in assets and liabilities:
Net assets and liabilities of discontinued operations
Accounts receivable	—	188,169		188,169
Prepaid expenses	(88,885)	(43,934)		(132,819)
Inventories	2,453	(881,399)		(878,946)
Taxes Receivable	—	23,920		23,920
Other Receivable	—	1,014		1,014
Accounts payable	594,075	86,089		680,164
Accrued wages payable /Payroll Liabilities	12,404	—		12,404
Accrued liabilities	—	(300,572)		(300,572)
Accrued Taxes	—	58,512		58,512
Net cash (used in) operating activities	(2,882,502)	(2,834,328)	—	(5,716,830)

Cash flows from investing activities:
Purchase of fixed assets	(796,075)	(160,106)		(956,181)
Purchase of certificate of deposit	(2,014,767)	—		(2,014,767)
Net cash (used in) investing activities	(2,810,842)	(160,106)	—	(2,970,948)

Cash flows from financing activities:
Proceeds from notes payable	1,425,000	—		1,425,000
Repayment of notes payable	(1,425,000)	—		(1,425,000)
Issuance of common stock	10,735,434	—		10,735,434
Contributed capital	—	2,779,601		2,779,601
Net cash provided by financing activities	10,735,434	2,779,601	—	13,515,035

Net increase (decrease) in cash	5,042,090	(214,833)	—	4,827,257

Effect of exchange rate changes on cash and cash equivalents	—	(57,099)	—	(57,099)

Cash and cash equivalents - December 31, 2005	5,878	769,707	—	775,585

Cash and cash equivalents - December 31, 2006	$5,047,968	$497,775	$—	$5,545,743

The accompanying notes are an integral part of these financial statements

5

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Balance Sheet

September 30, 2007

	Ecotality	Edison Minit- Charger	Pro Forma Adjustments	Pro Forma Combined
Assets

Current assets:
Cash	$212,041	$159,315	$	$371,356
Certificate of Deposit	1,565,678	—		1,565,678
Accounts Receivable	36,930	872,332		909,262
Taxes Receivable	—	23,831		23,831
Prepaid expenses & other assets	658,828	56,774		715,602
Inventory	193,350	1,451,410		1,644,760
Total current assets	2,666,827	2,563,662	—	5,230,489

Fixed assets
Gross Block	1,455,408	751,452		2,206,860
Accumulated Depreciation	(166,069)	(511,732)		(677,801)
Total Net Fixed Assets	1,289,339	239,720	—	1,529,059

Total Assets	$3,956,166	$2,803,382	$—	$6,759,548

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$527,463	$447,230	$	$974,693
Accrued Liabilities	27,533	703,915		731,448
Contingent liability - potential registration rights penalty	1,069,497	—		1,069,497
Total current liabilities	1,624,493	1,151,145	—	2,775,638

Long term liabilities:
Note payable	287,500	—		287,500
Total long term liabilites	287,500	—	—	287,500

Stockholders’ equity
Common Stock	108,975	—		108,975
Additional paid-in capital	23,806,925	6,182,947		29,989,872
Unamortized stock issued for services	(444,983)	—		(444,983)
Retained Earnings	(21,426,744)	(4,692,684)		(26,119,428)
Accumulated Foreign Currency Translation Adjustment	—	161,974		161,974
Total Stockholders’ Equity	2,044,173	1,652,237	—	3,696,410

Total Liabilities and Stockholders’ Equity	$3,956,166	$2,803,382	$—	$6,759,548

The accompanying notes are an integral part of these financial statements

6

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Statement of Operations

for the nine months ended September 30, 2007

		Edison Minit-	Pro Forma	Pro Forma
	Ecotality	Charger	Adjustments	Combined
Revenue	$270,701	$3,998,146	$	$4,268,847
Cost of Goods Sold	193,683	2,530,391		2,724,074
Gross Profit	77,018	1,467,755	—	1,544,773

Expenses:
Depreciation	144,982	59,120		204,102
General and administrative expenses	2,358,827	2,783,459		5,142,286
Licenses and Permits	1,739	—		1,739
Research and development	1,160,191	—		1,160,191
Impairment expense	429,402	—		429,402
Settlement expense	1,800,000	—		1,800,000
Total expenses	5,895,141	2,842,579	—	8,737,720

Operating profit / (loss)	(5,818,123)	(1,374,824)	—	(7,192,947)

Other income:
Interest income	51,824	49,833		101,657
Other Income	—	(751)		(751)
Total other income	51,824	49,082	—	100,906

Other expenses:
Interest expense	12,501	—		12,501
Loss on disposal of assets		13,684		13,684
Accrued expense - potential registration rights penalty	1,069,497	—		1,069,497
Total other (expenses)	1,081,998	13,684	—	1,081,998

Profit / (Loss) from operations before income taxes	(6,848,298)	(1,339,426)	—	(8,187,724)

Provision for income taxes	—	—	—	—

Net (loss)	(6,848,298)	(1,339,426)	—	(8,187,724)

Foreign Currency Adjustment	—	202,683	—	202,683

Comprehensive (Loss)	$(6,848,298)	$(1,136,743)	$—	$(7,985,041)

Weighted average number of common shares outstanding	108,376,419	*	—	108,376,419

Net (loss) per share	$(0.06)	$ *	$—	$(0.07)

* Edison Minit-Charger had no outstanding stock at September 30, 2007

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Statement of Cash Flows

for the nine months ended September 30, 2007

		Edison Minit-	Pro Forma	Pro Forma
	Ecotality	Charger	Adjustments	Combined
Cash flows from operating activities:
Net (loss)	$(6,848,298)	$(1,339,426)	$—	$(8,187,724)
Adjustments to reconcile net (loss) to net cash used in operating activities:
Shares issued for compensation	75,000	—		75,000
Shares issued for services	105,417	—		105,417
Shares issued for settlement	1,200,000	—		1,200,000
Shares accrued for registration penalty	1,069,497	—		1,069,497
Amortization and depreciation	144,982	59,120		204,102
Loss on disposal of assets	—	13,684		13,684
Changes in assets and liabilities:
Net assets and liabilities of discontinued operations
Accounts receivable	(13,087)	84,092		71,005
Prepaid expenses	(569,943)	12,122		(557,821)
Inventories	(13,575)	285,440		271,865
Taxes Receivable	—	11,699		11,699
Other Receivable	—	—		—
Accounts payable	248,388	(95,830)		152,558
Accrued wages payable /Payroll Liabilities	15,229	210,135		225,364
Net cash (used in) operating activities	(4,586,390)	(758,964)	—	(5,345,354)

Cash flows from investing activities:
Purchase of fixed assets	(647,908)	(51,357)		(699,265)
Impairment/Sale of assets	406,782	—		406,782
Investment in subsidiaries	(745,000)	—		(745,000)
Net cash (used in) investing activities	(986,126)	(51,357)	—	(1,037,483)

Cash flows from financing activities:
Proceeds from notes payable	287,500	—		287,500
Contributed capital	—	269,178		269,178
Net cash provided by financing activities	287,500	269,178	—	556,678

Net increase (decrease) in cash	(5,285,016)	(541,143)	—	(5,826,159)

Effect of exchange rate changes on cash and cash equivalents	—	202,683	—	202,683

Cash and cash equivalents - December 31, 2006	7,062,735	497,775	—	7,560,510

Cash and cash equivalents - September 30, 2007	$1,777,719	$159,315	$—	$1,937,034

Notes to Pro Forma Financial Statements

ECOtality and Subs

On December 6th, 2007 the company closed an agreement to purchase certain assets of Edison’s Minit Charger business from Edison Source, a division of Edison International and its wholly owned subsidiary, Edison Source Norvik of Mississauga, Canada.

1.1    Acquired Assets and liabilities.  The acquired Assets included all of Seller’s current assets excluding Cash and Cash equivalents. They included Accounts Receivable, tangible property, equipment, inventories, tenant improvements (regardless of whether they are accounted for as an asset on the books of Seller, or of a landlord or other third party), vendor and customer lists, goodwill, software, intellectual property, prepaid expenses and deposits, Assigned Contracts, Assigned Personal Property Leases, books and records, Minitcharger domain name, names, e-mail addresses, telephone and facsimile numbers, and all licenses and permits to the extent transferable to Buyer. The assumed liabilities up on closing included, trade accounts payable and some accrued liabilities. The company assumed no other liabilities.

1.2    Employees.  The company offered employment to each employee of Seller who is principally employed in Seller’s Business. All transferred employees from the seller are employees at will, and are subject to the Registrant’s employment policies. Except for the Assumed Liabilities, the seller retained all liabilities with respect to any and all Seller Employees who are not Transferring Employees.

1.3    Pro-forma Financials: The pro-forma financials included in this filing, have been prepared from the financial statements finalized for the year 2006 and the nine months period ended 30th September, 2007 for both Ecotality and Edison’s Minitcharger business. The Pro Forma combined dollars are mere additions across the two individual Income Statements, Balance Sheets and Cash flows, without any adjustments.